SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Dominion Funds, Inc.

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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No fee required.

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Shepherd Fund,

A Series of Dominion Funds, Inc.

August 28, 2009

Dear Shepherd Fund Investor:

Enclosed is a Notice of Special Meeting of Shareholders to be held on October 8, 2009.

YOUR VOTE ON SEVERAL ISSUES IS VERY IMPORTANT, AS YOUR BOARD OF

DIRECTORS CONTINUES TO WORK DILIGENTLY ON YOUR BEHALF.

PROXY SOLICITATION

A PROXY IS ALSO ENCLOSED FOR YOUR SUBMISSION IN THE EVENT YOU ARE UNABLE TO ATTEND. IT IS VERY IMPORTANT FOR YOU TO COMPLETE THIS AND RETURN IT IN THE RETURN ENVELOPE AS SOON AS POSSIBLE OR VOTE VIA THE WEB OR TOUCHTONE PHONE AS FURTHER DESCRIBED IN THE PROXY. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR ON EACH ISSUE.

MATTERS FOR YOUR CONSIDERATION

The Proxy statement discusses the matters scheduled for consideration at the annual meeting. They include an election of three directors (myself and 2 new independent directors – Charles Thomas McMillen and Derek Way-Jai Lee) to serve on the board of directors; approval of the revision of the fundamental policies of the Shepherd Fund to remove those policies that the board believes are no longer necessary to achieve the investment objectives of the Shepherd Fund; approval or rejection of Sanville & Company as auditors of the Fund; and any other business to come properly before the meeting.

We appreciate your prompt attention to these matters.  We continue to work hard to achieve results for your investment in the Shepherd Fund.

I T IS VERY IMPORTANT THAT YOU VOTE, SIGN AND RETURN THIS P ROXY S OLICITATION.

Thank you,

Paul Dietrich

President

Dominion Funds, Inc.

1613 Duke St. Alexandria, VA   22314

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held October 8, 2009

Dear Shareholders:

The   Board   of   Directors   of   the   Dominion   Funds,   Inc.   (the   “Company”)   has   called   a   special   meeting   of   the Shareholders of the Shepherd Fund (the “Fund”), to be held at the offices of the Company, 1613 Duke St., Alexandria, VA 22314, on October 8, 2009 at 10:00 a.m., Eastern Time, for the following purposes:

1.

To elect three (3) Directors to the Board of Directors.

2.

To remove the Fund’s fundamental investment policy regarding restriction on equity investment.

3.

To remove the Fund’s fundamental investment policy restricting investments in other investment companies.

4.

To remove the Fund’s fundamental investment policy regarding purchase of securities of issuers with less than three years’ continuous operation.

5.

To remove the Fund’s fundamental investment policy restricting investment in foreign securities.

6.

To ratify or reject the selection of Sanville & Company as independent registered public accountants of the Fund for the fiscal year ending June 30, 2010; and

7.

To   transact   such   other   business   as   may   properly   come   before   the  Meeting or any adjournments thereof Shareholders of record at the close of business on August 14, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice regarding the availability of Proxy materials for the Shareholder Meeting to be held on October 8, 2009: This proxy statement is available at www.proxyvote.com

By Order of the Board of Directors

Paul Dietrich, Secretary

August 28, 2009

 YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT  THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

The Dominion Funds, Inc.

1613 Duke St. Alexandria, VA   22314

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 8, 2009

I.

To elect three (3) Directors to the Board of Directors.

II.

To remove the Fund’s fundamental investment policy regarding restriction on equity investment.

III.

To remove the Fund’s fundamental investment policy restricting investments in other investment companies.

IV.

To remove the Fund’s fundamental investment policy regarding purchase of securities of issuers with less than three years’ continuous operation.

V.

To remove the Fund’s fundamental investment policy restricting investment in foreign securities.

VI.

To approve  Sanville  &  Company  as  independent  registered  public accountants of the Fund.

VII.

To  transact  such  other  business  as  may  properly  come  before  the

Meeting or any adjournments thereof.

A copy of the Company’s most recent annual report and most recent semi-annual report succeeding the annual report will be provided at no charge by sending a written request to the Company’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 866-270-1222  (toll free). Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1:  ELECTION OF THREE DIRECTORS

In this proposal, shareholders are being asked to elect Messrs. Dietrich, Lee and McMillen to the Board of Directors, each of whom has agreed to serve on the Board of Directors for an indefinite term.

The   Investment   Company   Act   of   1940,   as   amended   (the   “1940   Act”)   requires   a   certain   percentage   of   the Directors to have been elected by shareholders before the Board can appoint any new Directors.   Upon shareholder approval of   Messrs.   Lee, McMillen and   Dietrich,   the   Board   of   Directors   will   be   composed   entirely   of   shareholder elected Directors, which will exceed the 1940 Act requirement. During the fiscal year ended June 30, 2009, the Board of Directors met one time.  No Director attended fewer than 75% of the regularly scheduled or special meetings of the Board.

Information about the Nominees

Information about the Nominees, including their addresses, ages, principal occupations during the past five years, and other current public directorships, is set forth in the table below.  Unless otherwise noted, the address of each nominee and incumbent Director is: 1613 Duke St., Alexandria, VA   22314.

Independent Director Nominees:

Name, Address and Age	Position(s) Held with Company and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Public Directorships Held by the Nominee
Charles Thomas McMillen 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 57	Director – upon shareholder approval	Indefinite	Chairman / CEO, Homeland Security Capital Corp., August, 2005 to Present. Chairman /Co- CEO, Secure America Acquisition Corp., May, 2007 to Present. Chairman/CEO, Washington Capitol Advisors, LLC, January 2003 to Present. Vice Chairman and Director, Fortress International, January, 2007 to August 2009 and Chairman from December, 2004 to January, 2007.	1	0
Derek Way-jai Lee 10 West Street Suite 18A New York, New York 10004 Age: 28	Director – upon shareholder approval	Indefinite	Founder, 21Causes, June, 2006 to Present. Founder, Riverbend Capital Group, July, 2003 to September, 2006.	1	0

The Company has two incumbent Directors, Paul Dietrich and William Powell. Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the investment advisor.   Upon shareholder election of the two new Directors, Mr. Powell will resign his position as Director.   Mr. Dietrich is standing for election in order to ensure compliance with regulatory requirements going  forward.  The following tables provide  information  regarding  Mr. Dietrich:

Incumbent Director Nominee:

Name, Address and Age	Position(s) Held with Company and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by the Director	Other Public Directorships Held by the Director
Paul Dietrich Age: 59	Director since 2001 Chairman since 2002 President, Secretary and Principal Financial Accounting Officer since 2003	Indefinite term	Chairman, CEO and Co-Chief Investment Officer, Foxhall Capital Management, Inc. President and Managing Director of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of Foxhall Capital Management, Inc., the Fund’s investment advisor) and President of Foundation Management, Inc., (1999 - present).	1	0

The following table sets forth the dollar range of equity securities beneficially owned by each director Nominee and Director in (i) the Fund, and (ii) on an aggregate basis, in any registered investment companies overseen by the director within the same family of investment companies as the Fund.  This information is provided as of August 14, 2009:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Director Nominees:
Derek Way-jai Lee	$ 0	$ 0
Charles Thomas McMillen	$ 0	$ 0
Incumbent Director Nominee:
Paul Dietrich	$1- $10,000	$1- $10,000

Director and Officer Compensation

The following information is provided for all directors of the Fund and for all members of any advisory board who received compensation from the Fund, and for each of the highest paid executive officers or any affiliated person of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Paul Dietrich, Director	0	0	0	0

Standing Committees

As of this date, the Fund has no separately designated audit or nominating committees. The entire Board of Directors oversees and monitors the Company’s internal accounting and control structure, its auditing function and its financial  reporting  process;  selects  the  appointment  of  auditors  for  the  Fund;  reviews  audit  plans,  fees,  and  other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; reviews the qualifications of the auditor's key personnel involved in the foregoing activities; and monitors the auditor's independence.   The  entire  Board  is  responsible  for  seeking  and  reviewing  nominee  candidates  for  consideration  as Independent  Directors  as  is  from  time  to  time  considered  necessary  or  appropriate  and  generally  will  not  consider shareholder nominees.  When evaluating a person as a potential nominee to serve as a Director, the Board may consider, among  other  factors,  (i)  whether  the  person  is  “independent”  and  whether the  person  is  otherwise  qualified  under applicable laws and regulations to serve as a Director; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director; (iii) the contribution that the person can make to the Board and the Company, with consideration being given to the person’s business experience, education and such other factors as the Board may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits,  including  independence,  leadership  and  the  ability  to  work  with  the  other  Directors;  and  (vi)  any  other  factors deemed relevant and consistent with the 1940 Act.   The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Directors, officers and any other source the Board considers appropriate

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT

DIRECTOR, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION

OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2:   REMOVAL OF FUNDAMENTAL INVESTMENT POLICY REGARDING RESTRICTION ON EQUITY INVESTMENT

In this proposal, shareholders are being asked to approve the removal of a fundamental investment policy that the Fund may not invest, under normal circumstances, less than 65% of the value of the Fund’s total assets in equity securities which management believes have a good potential for capital growth.

Shareholders are being asked to remove this fundamental policy because it is similar to a restriction set forth in the Fund’s current investment policy “to invest, under normal circumstances, at least 80% of its assets (as defined in Rule 35d-1) in common stocks of large cap companies, or through ETFs holding large cap companies, that the Fund’s investment advisor believes have a good potential for capital growth. For purposes of this investment policy, the Fund defines “large cap” companies as those whose market capitalization is greater than $2 billion, and defines “assets” as net assets, plus the amount of any borrowings for investment purposes.”   However, it should be noted that this current investment policy, unlike the fundamental policy proposed to be removed, may be changed without further shareholder vote and such a change is being implemented, as described below.

This change to the fundamental investment policy should not materially impact the strategy of the Fund.

The risks associated with equity securities and stock markets include, among other things, that they are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, interest rate fluctuations or economic developments.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Separately, the Fund is supplementing its prospectus and SAI to revise its investment policy to allow it, among other things, “to invest, based on certain technical market indicators, when the Advisor believes that the markets are in a long-term uptrend, 80% of its assets (as defined in Rule 35d-1) in securities of companies throughout the world of all capitalizations, or through ETFs holding such companies, that the Fund’s investment advisor believes have potential for capital growth.”

The Fund is subject to certain policies and restrictions that may not be changed without shareholder approval. Approval is required of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

It is proposed that the fundamental policies be revised by the removal of the following from the policies of the Fund:

(a)     that the Fund may not “invest, under normal circumstances, less than 65% of the value of the Fund’s total assets in equity securities which management believes have a good potential for capital growth.”

TH E BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS REVISION OF THE FUNDAMENTAL INVESTMENT POLICY REGARDING RESTRICTION ON EQUITY INVESTMENT.

PROPOSAL 3:  REMOVAL OF FUNDAMENTAL INVESTMENT POLICY RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES

In this proposal, shareholders are being asked to approve the removal of a fundamental investment policy that the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets and asserts that the exchange traded funds (ETFs) in which the Fund invests from time to time are not investment companies as defined above.   The removal of this investment policy will clarify that the Fund is permitted to invest in ETFs and other registered investment companies to the full extent permitted by law.

This change to the fundamental investment policy should not materially impact the investment strategy of the Fund.

When the Fund invests in investment companies, it invests primarily in ETFs.  ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.  ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange.  ETFs have an additional underlying fee that will reduce performance by the amount of that fee.  An investment in an ETF generally presents the same primary risks as an investment in a conventional fund ( i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies.  The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional funds:  (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund is subject to certain policies and restrictions that may not be changed without shareholder approval. Approval is required of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

It is proposed that the fundamental policies be revised by the removal of the following from the policies of the Fund:

(a)   that the Fund may not “purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets. The exchange traded funds (ETFs) in which the Fund invests from time to time are not investment companies as defined above.”

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTOR,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVISION OF THE

FUNDAMENTAL INVESTMENT POLICY REGARDING RESTRICTIONS ON INVESTMENTS IN OTHER

INVESTMENT COMPANIES.

PROPOSAL 4:  REMOVAL OF FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASE OF THE SECURITIES OF ISSUERS WITH LESS THAN THREE YEARS’ CONTINUOUS OPERATION

In this proposal, shareholders are being asked to approve the removal of the fundamental investment policy of the Fund that restricts the Fund from purchasing the securities of any company with less than three years’ continuous operation.

This change to the fundamental investment policy should not materially impact the investment strategy of the Fund.

The Fund may invest in more recently-established ETFs.  ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.  ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange.  ETFs have an additional underlying fee that will reduce performance by the amount of that fee.  An investment in an ETF generally presents the same  primary risks as an investment in a conventional fund ( i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies.  The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional funds:  (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund is subject to certain policies and restrictions that may not be changed without shareholder approval. Approval is required of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

It is proposed that the fundamental investment policies be revised the removal of the following from the policies of the Fund:

(a )

that the Fund may not “purchase securities of any company with a record of less than three years’ continuous operation (including that of predecessors), or securities of any company that are restricted as to disposition, if such purchase would cause the cost of the Fund’s investments in all such companies to exceed 5% of the Fund’s total assets taken at market value.”

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTOR,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVISION OF THE

FUNDAMENTAL INVESTMENT POLICIES.

PROPOSAL 5:  REMOVAL OF FUNDAMENTAL INVESTMENT POLICY RESTRICTING INVESTMENT IN FOREIGN SECURITIES

In this proposal, shareholders are being asked to approve the removal of the fundamental investment policies that, as indicated below, restrict the Fund from investing more than 10% of the value of the Fund’s assets in foreign securities.

This change to the fundamental investment policy may materially impact the investment strategy of the Fund to the extent that the Fund will now be permitted to invest in foreign securities in excess of 10% and thus be exposed to risks of investing in foreign securities to a larger extent than previously.

The risks associated with foreign securities include, among other things, that securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks that may not be present in U.S. investments that can increase the chances that the Fund will lose money. These risks include foreign economy risk, currency risk, governmental supervision and regulation/accounting risk, risks of holding funds outside of the United States, and settlement risk.

The Fund is subject to certain policies and restrictions that may not be changed without shareholder approval. Approval is required of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

It is proposed that the fundamental policies be revised by the removal of the following from the policies of the Fund:

 (a)

that the Fund may not “invest more than 10% of the value of the Fund’s net assets at the time of purchase in foreign securities (i.e., the securities of foreign issuers or obligors), which investment must be made solely through the purchase of  United States  Dollar denominated American  Depository  Receipts  sponsored  by domestic  banks or  their correspondent banks.”

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTOR,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REMOVAL OF THE

FUNDAMENTAL INVESTMENT POLICY RESTRICTING INVESTMENT IN FOREIGN SECURITIES.

PROPOSAL 6 - RATIFICATION OR REJECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors, by unanimous vote, has selected Sanville & Company 1514 Old York Road Abington, PA 19001, to act as independent  registered public accountants for the Fund for the fiscal year ending June 30, 2010.  It is not expected that a representative of  Sanville & Company will be present at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE

SELECTION OF SANVILLE & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

FOR THE FUND FOR THE FISCAL YEAR ENDING JUNE 30, 2010.

OPERATION OF THE FUND

The   Fund   is   an   open-end   diversified   management   investment   company.   The Fund is a series of shares of common stock, $.001 par value, of Dominion Funds, Inc, which was formed as a Texas corporation on June 5, 1992. The Fund changed its name from Dominion Insight Growth Fund to Shepherd Large Cap Growth Fund in 2002, and then changed the name again to the Shepherd Fund in 2008.  The Fund’s principal office is located at, 1613 Duke St., Alexandria,  VA 22314.   The Board   of Directors supervises the   business activities of the Fund.   Like other mutual funds, the Fund retains various organizations to perform specialized services.   Foxhall Capital Management, Inc. (the “Advisor”) has been retained under an Investment Advisory Agreement with the Company to serve as the investment advisor to the Fund, subject to the authority of the Board of Directors.  The address of the Advisor is 1613 Duke Street, Alexandria, Virginia 22314.   Gemini   Fund Services, LLC (“GFS”),   located at 450 Wireless Blvd., Hauppauge, NY 11788, provides the Fund with administration and fund accounting services.  GFS, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska, also provides transfer agency services to the Fund. The Fund also retains Northern Lights Distributors, LLC., 4020   South 147th   Street, Omaha, Nebraska   68137 (the “Distributor”), to act as the principal distributor of the Fund’s shares.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.     If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Directors, and at the discretion of the holders of   the   proxy   on   any   other   matter   that   may   come   before   the   Meeting   that   the   Company   did   not   have   notice   of   a reasonable   time   prior   to   the mailing   of   this   Proxy   Statement.     You   may   revoke   your proxy at   any time   before   it   is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Company revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on August 14, 2009 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 1,858,025.889 shares of beneficial interest of the Shepherd Fund issued and outstanding as of the Record Date.  All shareholders of record on the Record Date are entitled to vote at the Meeting.     Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Election of the Directors requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exits.   Because Directors are elected by a plurality, non-votes and abstentions will have no effect.

If you have any questions regarding the proposals or about how to cast your vote, please call 1-866-615-7264 (toll free).  Representatives are available to assist you Monday through Friday 9:30 a.m. to 9: 00 p.m. Eastern Time and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Directors and officers of the Company beneficially owned, as a group, less than 1% of the outstanding shares of the Fund.

CONTROL PERSONS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A   control   person   is   one   who   owns   beneficially   or   through   controlled   companies   more   than   25%   of   the voting securities of a company or acknowledges the existence of control.  As of the Record Date, there were no persons known to have a controlling interest in the Fund.  As of the Record Date, the following persons owned 5% or more of the outstanding shares of the Fund:

NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
TD Ameritrade Inc. FBO 9950065291	58.83%	Beneficial
P.O. Box 2226
Omaha, NE 68103-2226

SHAREHOLDER PROPOSALS AND ANNUAL MEETING

The Company has not received any shareholder proposals to be considered for presentation at the Meeting. Under  the  proxy  rules  of  the  Securities  and  Exchange  Commission,  shareholder  proposals  may,  under  certain conditions,  be  included  in  the  Company’s  proxy  statement  and  proxy  for  a  particular  meeting.   Under  these  rules, proposals  submitted  for  inclusion  in  the  Company’s  proxy  materials  must  be  received  by  the  Company  within  a reasonable time before the solicitation is made. The fact that the Company receives a shareholder proposal in a timely manner  does  not  insure  its  inclusion  in  its  proxy  materials,  because  there  are  other  requirements  in  the  proxy  rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Paul Dietrich, Secretary, Dominion Funds, Inc., 1613 Duke St., Alexandria, VA  22314.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders wishing   to  send  communications to  the  Board of  Directors or specific  members of  the Board should submit the communication in writing to the attention of Mr. Paul Dietrich, Secretary, Dominion Funds, Inc., 1613  Duke  St.,  Alexandria, VA  22314,  identifying  the  correspondence  as  intended  for  the  Board  of  the  Dominion Funds, Inc. for a specified member of the Board.  The Secretary will maintain a copy of any such communication and promptly  forward  it  to  the  Board  no  less  frequently  than  monthly.  The  Board will  periodically  review  such communications and determine how to respond, if at all.

COST OF SOLICITATION

The Board of Directors of the Company is making this solicitation of proxies.  The cost of preparing, printing and mailing proxies will be paid by the Company.

Proxies  are  being  solicited  by  mail.  Additional solicitations  may  be  made  by  telephone,  e-mail,  or  other personal contact by officers or employees of the Advisor.   As the Meeting date approaches, shareholders of the Fund may receive a call from a representative of the Advisor if the Fund has not yet received their vote. Authorization to permit the Advisor to execute proxies may be obtained by telephonic instructions from Fund shareholders.  Proxies that are obtained  telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is solicited, the Advisor is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has unanimously selected Sanville & Co. as the independent registered public accounting firm  for the  Fund for the  fiscal  year  ending  June 30, 2010.  Representatives  of  Sanville & Co. are not currently expected to attend the Meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by Sanville & Co.:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2009	$12,000	None	$1,800	None
June 30, 2008	$11,500	None	$1,500	$845

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years, including interim audit security pricing.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by Sanville & Co. to the Fund for the last two fiscal years.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth  above.  If any other matters properly come before the Meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the  shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Company may only  send one proxy  statement unless you or the other shareholder(s) request otherwise.  Call or write to the Company if you wish to receive a separate copy of the proxy statement, and the Company will promptly mail a copy to you.  You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 866-270-1222  (toll free),  or write to the Company’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN

IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

M16700-S49398

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of the Shepherd Fund (the "Fund"), a series of The Dominion Funds, Inc. (the "Company"), to be held at the offices of the Fund, 1613 Duke St., Alexandria, VA 22314, on October 8, 2009 at 10:00 a.m., Eastern Time (the "Meeting"), and hereby nominates, constitutes and appoints Paul Dietrich and Heather Leonard, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares the undersigned is entitled to vote at the Meeting and at any and all adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposals set forth on the reverse side.

The Proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the Meeting and any adjournments or postponements thereof, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Directors, if any.

This Proxy is solicited on behalf of the Company's Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16699-S49398 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THE DOMINION FUNDS, INC.

The Board of Directors recommends a vote "FOR" the following proposals.

		For	Against	Abstain
1a.	Elect Charles Thomas McMillen to the Board of Directors.	☐	☐	☐
1b.	Elect Derek Way-jai Lee to the Board of Directors.	☐	☐	☐
1c.	Elect Paul Dietrich to the Board of Directors.	☐	☐	☐
2.	To remove the Fund's fundamental investment policy regarding restriction on equity investment.	☐	☐	☐
3.	To remove the Fund's fundamental investment policy restricting investments in other investment companies.	☐	☐	☐
4.	To remove the Fund's fundamental investment policy regarding purchase of securities of issuers with less than three years' continuous operation.	☐	☐	☐
5.	To remove the Fund's fundamental investment policy restricting investment in foreign securities.	☐	☐	☐
6.	Approve Sanville & Company as Independent Registered Public Accountants.	☐	☐	☐

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR ABOUT HOW TO CAST YOUR VOTE, PLEASE CALL 1-866-615-7264. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY 9:30 AM TO 9:00 PM EASTERN TIME AND SATURDAY 10:00 AM TO 6:00 PM EASTERN TIME.

(Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date